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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion and the incorporation by reference in this
registration statement on Form S-3 (File No. 333-    ) of our reports dated
February 14, 1996, on our audits of the consolidated financial statements and financial statement schedule of Aztar Corporation. We also consent to the reference to our firm under the caption "Experts."

COOPERS & LYBRAND L.L.P.

Phoenix, Arizona
June 4, 1996